UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

RCM TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Justin W. Chairman, Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-5061	Keith E. Gottfried, Esq. Alston & Bird LLP 950 F. Street, N.W. Washington, DC 20004-1404 (202) 239-3679

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

RCM Technologies, Inc., a Nevada corporation (“RCM” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2013 Annual Meeting of Stockholders to be held on December 5, 2013 and at any and all adjournments or postponements thereof (the “2013 Annual Meeting”). In connection with its 2013 Annual Meeting, RCM has filed a definitive proxy statement and a WHITE proxy card with the SEC on October 30, 2013, and has commenced the mailing of a definitive proxy statement and WHITE proxy card to its stockholders.

Press Release Issued on November 25, 2013

Attached hereto is RCM’s press release, issued on November 25, 2013, in which RCM announced that ISS Proxy Advisory Services has joined the two other leading proxy advisory firms in recommending that stockholders not support the election of Bradley S. Vizi to RCM’s Board of Directors (the “RCM Board”).  In its report, ISS indicated that, between Mr. Vizi and Michael E.S. Frankel, one of the two nominees recommended by the RCM Board, ISS believes that Mr. Frankel is the more “compelling” candidate for election to the RCM Board.

Last week, Glass Lewis & Co. and Egan-Jones Proxy Services, two other leading independent proxy advisory firms, recommended that stockholders reject both of the Legion Group’s nominees, including Mr. Vizi, and vote the WHITE proxy card to elect both of RCM’s highly-qualified and very experienced nominees. As such, between Mr. Vizi and Mr. Frankel, all three leading independent proxy advisory firms have indicated that Mr. Frankel is the preferred candidate for election to the RCM Board. In its report recommending that stockholders vote the WHITE proxy card in favor of the election of Mr. Frankel, Egan-Jones took note of “Mr. Vizi’s apparent lack of public company board or public company management experience.” Egan-Jones further indicated that it believes that “voting FOR the management ballot and the Company’s nominees is in the best interest of the Company and its stockholders” and that the election of the RCM Board’s nominees will “enable the Company to continue to build on its strong record of increasing stockholder value.”

If stockholders, adhering to the preference of the three leading proxy advisory firms that Michael Frankel belongs on the RCM Board, vote the WHITE proxy card to elect Michael E.S. Frankel, Mr. Frankel would bring to the RCM Board almost two decades of experience serving as an advisor or executive for some of the country’s most prominent public and private companies in areas such as strategic planning, corporate development, mergers and acquisitions and finance as well as extensive experience in corporate governance gained as a public company board member and a nominating and governance committee chair. Mr. Frankel’s impressive resume includes experience at some of the country’s most prestigious and well-known firms, including serving as an M&A attorney at Skadden, Arps, Slate, Meagher & Flom LLP, an M&A investment banker at Merrill, Lynch, Pierce, Fenner & Smith, Inc., and a corporate development executive at G.E. Capital.

As previously announced, Legion Partners Asset Management, LLC and the other members of its dissident stockholder group (collectively, the “Legion Group”) are pursuing a proxy contest to elect their two hand-picked nominees, Messrs. Vizi and Ballou, to the RCM Board at the 2013 Annual Meeting. RCM has established October 18, 2013 as the record date for stockholders entitled to vote at the 2013 Annual Meeting. The RCM Board strongly urges stockholders to vote for its highly qualified and experienced nominees on the WHITE proxy card provided by RCM.

Additional Information and Where to Find It

RCM, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from RCM’s stockholders in connection with the 2013 Annual Meeting.  RCM filed a definitive proxy statement with the SEC on October 30, 2013 (the “RCM Proxy Statement”) in connection with the solicitation of proxies for the 2013 Annual Meeting.

STOCKHOLDERS ARE URGED TO READ THE RCM PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT RCM WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the RCM Proxy Statement filed with the SEC in connection with the 2013 Annual Meeting. To the extent holdings of RCM’s securities have changed since the amounts shown in the RCM Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders can obtain, free of charge, copies of the RCM Proxy Statement and any other documents filed by RCM with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at RCM’s website (www.rcmt.com) or by writing to Mr. Kevin Miller, Chief Financial Officer, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, NJ  08109. In addition, copies of the proxy materials may be requested from RCM’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

RCM Technologies, Inc.	Tel: 856.356.4500	Corporate Contacts:	Investor Contacts:
2500 McClellan Avenue	Fax: 856.356.4600	Leon Kopyt	MacKenzie Partners, Inc.
Pennsauken, NJ 08109	info@rcmt.com	Chairman, President & CEO	Paul Schulman or Robert Marese
	www.rcmt.com	Kevin D. Miller	(212) 929-5500
Chief Financial Officer

P R E S S   R E L E A S E

ISS JOINS GLASS LEWIS AND EGAN-JONES IN RECOMMENDING
THAT RCM STOCKHOLDERS REJECT LEGION’S BOARD NOMINEE BRADLEY VIZI

ISS CALLS RCM’S HIGHLY-QUALIFIED NOMINEE MICHAEL FRANKEL
A MORE COMPELLING NOMINEE THAN BRADLEY VIZI

Pennsauken, NJ — November 25, 2013 — RCM Technologies, Inc. (NasdaqGM: RCMT), a premier provider of business and technology solutions designed to enhance and maximize the operational performance of its customers through the adaptation and deployment of advanced information technology, engineering and specialty healthcare services, today announced that ISS Proxy Advisory Services has issued a recommendation to its clients that stockholders withhold their votes for dissident candidate Bradley S. Vizi, a handpicked nominee of the Legion Group, for election to RCM’s Board of Directors at the Company’s Annual Meeting of Stockholders to be held on December 5, 2013.  In its report, ISS indicated that, between Michael E.S. Frankel, one of the two highly-qualified nominees recommended by the RCM Board, and the Legion Group’s Mr. Vizi, ISS believes that Mr. Frankel is the more “compelling” nominee for election to the RCM Board.

Last week, Glass Lewis & Co. and Egan-Jones Proxy Services, two other leading independent proxy advisory firms, recommended that stockholders reject both of the Legion Group’s nominees, including Mr. Vizi, and vote the WHITE proxy card to elect both of RCM’s highly-qualified and very experienced nominees. As such, between Mr. Vizi and Mr. Frankel, all three leading independent proxy advisory firms have indicated that Mr. Frankel is the preferred candidate for election to the RCM Board. In its report recommending that stockholders vote the WHITE proxy card in favor of the election of Mr. Frankel, Egan-Jones took note of “Mr. Vizi’s apparent lack of public company board or public company management experience.” Egan-Jones further indicated that it believes that “voting FOR the management ballot and the Company’s nominees is in the best interest of the Company and its stockholders” and that the election of the RCM Board’s nominees will “enable the Company to continue to build on its strong record of increasing stockholder value.”

If stockholders, adhering to the preference of the three leading proxy advisory firms that Michael Frankel belongs on the RCM Board, vote the WHITE proxy card to elect Michael E.S. Frankel, Mr. Frankel would bring to the RCM Board almost two decades of experience serving as an advisor or executive for some of the country’s most prominent public and private companies in areas such as strategic planning, corporate development, mergers and acquisitions and finance as well as extensive experience in corporate governance gained as a public company board member and a nominating and governance committee chair. Mr. Frankel’s impressive resume includes experience at some of the country’s most prestigious and well-known firms, including serving as an M&A attorney at Skadden, Arps, Slate, Meagher & Flom LLP, an M&A investment banker at Merrill, Lynch, Pierce, Fenner & Smith, Inc., and a corporate development executive at G.E. Capital.

Leon Kopyt, RCM’s Chairman and Chief Executive Officer commented, “We are very pleased that all three leading independent proxy advisory firms, after carefully reviewing the alternatives and the arguments made by the Legion Group, and comparing Michael Frankel’s impressive qualifications and experience with that of Bradley S. Vizi have all indicated their preference for Michael Frankel to be elected to the RCM Board.”

RCM continues to believe that Mr. Vizi does not have the appropriate qualifications for serving as a director of RCM and that his election would jeopardize the substantial progress that RCM has been making to position itself for long-term growth, future profitability, market leadership and increasing returns for investors.  The RCM Board also does not believe that Mr. Vizi will be able to contribute in any meaningful respect to the ongoing corporate governance improvements in which the RCM Board has been actively engaged. Among other concerns with Mr. Vizi are the following:

•                  Mr. Vizi has no public company board or management experience. In fact, Mr. Vizi is the only nominee standing for election at the 2013 Annual Meeting who has never served on a public company’s board of directors.

•                  Mr. Vizi is the only nominee standing for election at the 2013 Annual Meeting who has no experience overseeing the management of a public company.

•                  Mr. Vizi is the only nominee standing for election at the 2013 Annual Meeting who has no experience directly developing or implementing strategies to enhance long-term stockholder value.

•                  Mr. Vizi is the only nominee standing for election at the 2013 Annual Meeting who has no experience fulfilling the important fiduciary duties owed to stockholders by a director of a public company.

•                  Mr. Vizi’s firm has entered into a contract pursuant to which Mr. Vizi is restricted from buying any RCM shares (he currently owns 1,000 RCM shares or 0.008% of RCM’s issued and outstanding shares).

•                  Mr. Vizi’s duties to his client, IRS Partners, would present a very significant conflict of interest if he were elected to the RCM Board.

To protect the value of their investment, the RCM Board strongly recommends that all stockholders vote for the RCM Board’s highly qualified and experienced nominees —Michael E.S. Frankel and Robert B. Kerr — on the WHITE proxy card TODAY—by telephone, Internet, or by signing, dating and returning the WHITE proxy card.

Stockholders that need assistance in voting their shares or have any questions are urged to call RCM’s proxy solicitor, Mackenzie Partners, Inc., at (800) 322-2885 (Toll Free) or at (212) 929-5500.

About RCM

RCM Technologies, Inc. is a premier provider of business and technology solutions designed to enhance and maximize the operational performance of its customers through the adaptation and deployment of advanced information technology and engineering services. RCM is an innovative leader in the delivery of these solutions to commercial and government sectors. RCM is also a provider of specialty healthcare services to major health care institutions and educational facilities. RCM’s offices are located in major metropolitan centers throughout North America. Additional information can be found at www.rcmt.com.

Forward-Looking Statements

The Statements contained in this release that are not purely historical are forward-looking statements within the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and other factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These statements often include words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” “believe,” “plan,” “seek,” “could,” “can,” “should” or similar expressions. In addition, statements that are not historical should also be considered forward-looking statements. These statements are based on assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. Forward-looking statements include, but are not limited to, those relating to demand for the Company’s services, expected demand for our services and expectations regarding our revenues, the Company’s ability to continue to utilize goodwill, to continue to increase gross margins, to achieve and manage growth, to develop and market new applications and services, risks relating to the acquisition and integration of acquired businesses, the ability of the Company to consummate acquisitions as to which it executes non-binding letters of intent, demand for new services and applications, timing of demand for services, industry strength and competition and general economic factors. Such statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors, which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. Risk, uncertainties and other factors may emerge from time to time that could cause the Company’s actual results to differ from those indicated by the forward-looking statements. Investors are directed to consider such risks, uncertainties and other factors described in documents filed by the Company with the Securities and Exchange Commission. The Company assumes no obligation (and expressly disclaims any such obligation) to update any forward-looking statements contained in this release as a result of new information or future events or developments, except as may be required by law.

Additional Information and Where to Find It

RCM, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from RCM’s stockholders in connection with the 2013 Annual Meeting. RCM filed a definitive proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for the 2013 Annual Meeting on October 30, 2013 (the “2013 Proxy Statement”). STOCKHOLDERS ARE URGED TO READ THE 2013 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT RCM WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the 2013 Proxy Statement. To the extent holdings of RCM’s securities have changed since the amounts shown in the 2013 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders can obtain, free of charge, copies of the 2013 Proxy Statement and any other documents filed by RCM with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at RCM’s website (www.rcmt.com) or by writing to Mr. Kevin D. Miller, Chief Financial Officer, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, NJ  08109. In addition, copies of the proxy materials, when available, may be requested from RCM’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.